UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2026

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204

(Address of principal executive offices) (Zip code)

(317) 577-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 29, 2026, Kite Realty Group, L.P. (the “Issuer”), the operating partnership through which Kite Realty Group Trust (the “Company”) holds substantially all of its assets and conducts substantially all of its activities, launched an offering (the “Offering”) of $300 million aggregate principal amount of exchangeable senior notes due 2032 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Notes will be exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) or a combination thereof. On June 29, 2026, the Company and the Issuer issued a press release pursuant to Rule 135c under the Securities Act regarding commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the pricing of the Notes, the Issuer expects to enter into one or more privately negotiated capped call transactions with certain of the initial purchasers or their respective affiliates or other financial institutions as option counterparties (the “Option Counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of Common Shares underlying the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Issuer expects to enter into additional capped call transactions with the Option Counterparties. The capped call transactions are generally expected to reduce the potential dilution to the Common Shares upon any exchange of the Notes and/or offset any cash payments the Issuer is required to make in excess of the principal amount of such exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap.

The capped call transactions are separate transactions, are not part of the terms of the Notes, and will not change the holders’ rights under the Notes. Holders will not have any rights with respect to the capped call transactions.

The information included in this Current Report is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statements.

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: the ability to enter into one or more privately negotiated capped call transactions in connection with the Offering; economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including from an economic slowdown or recession, federal government shutdown, disruptions related to tariffs and other trade or sanction issues, geopolitical instability, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of the Company’s tenants; the competitive environment in which the Company operates, including potential oversupplies of, or a reduction in demand for, rental space; acquisition, disposition, development and joint venture risks, including the ability to complete them on the terms and timing anticipated; property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of the Company’s properties to tenants; the actual and perceived impact of e-commerce on the value of shopping center assets, and changing demographics and customer traffic patterns; business continuity disruptions and a deterioration in the Company’s tenants’ ability to operate in affected areas or delays in the supply of products or services to the Company or its tenants from vendors that are needed to operate efficiently; risks related to the Company’s current geographical concentration of properties in the states of Texas, Florida, and North Carolina and the metropolitan statistical areas of New York, Atlanta, Seattle, Chicago, and Washington, D.C.; civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics, natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations, including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible changes in consumer behavior due to public health crises and the fear of future pandemics; the Company’s ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage, especially in Florida and Texas coastal areas and North Carolina; risks associated with cyberattacks and the loss of confidential information and other business disruptions; risks associated with the use of artificial intelligence and related tools; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

By:	/s/ Heath R. Fear
Name:	Heath R. Fear
Title:	President and Chief Financial Officer

Date: June 29, 2026

KITE REALTY GROUP, L.P. By: Kite Realty Group Trust, its sole general partner

By:	/s/ Heath R. Fear
Name:	Heath R. Fear
Title:	President and Chief Financial Officer

Date: June 29, 2026